UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 22, 1997



                           THE CASTLE GROUP, INC.
           (Exact name of registrant as specified in its charter)


           Utah                    0-23338                99-037845
(State or other jurisdiction  (Commission File  (IRS Employer Identification
      of incorporation)             Number)                Number)


            745 Fort Street, 10th Floor,  Honolulu, Hawaii  96813
                   (Address of principal executive office)

Registrant's telephone number, including area code    808-524-0900



                               Not Applicable
        (Former name or former address, if changed since last report)








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Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On December 4, 1998, Mr. Kelvin Bloom tendered his resignation as a director and officer of the Castle Group, Inc. to the board of directors.

         Mr. Bloom did not have any disagreements with the Company relating to any of the Company's operations, policies or practices.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-B.

         None

































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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE CASTLE GROUP, INC.
                                           (Registrant)


Date: December 15, 1998                    /s/ Michael S. Nitta
                                           ------------------------------
                                           Chief Financial Officer































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